UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2017

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2013 Stock Incentive Plan

At the 2017 annual meeting of stockholders of Idera Pharmaceuticals, Inc. (the “Company”) held on June 7, 2017 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Stock Plan Amendment”) to the Company’s 2013 Stock Incentive Plan (the “2013 Plan”) to:

•                  increase the number of shares of common stock authorized for issuance under the 2013 Plan by 10,000,000 shares; and

•                  provide that dividends declared on unvested shares of common stock under an other stock-based award will only be paid when the restrictions on such shares have lapsed.

The Stock Plan Amendment had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The following brief description of the 2013 Plan, as amended by the Stock Plan Amendment, is qualified in its entirety by reference to (i) the complete text of the 2013 Plan, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2014, (ii) the complete text of an earlier amendment to the 2013 Plan, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 11, 2015, and (iii) the complete text of the Stock Plan Amendment, a copy of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

After giving effect to the Stock Plan Amendment, the 2013 Plan allows for the issuance of up to 25,224,460 shares of the Company’s common stock plus such additional number of shares of common stock (up to 6,946,978) as is equal to the sum of the number of shares of common stock subject to awards granted under the Company’s 2005 Stock Incentive Plan or the Company’s 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right.

The 2013 Stock Incentive Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of Internal Revenue Code of 1986, as amended (the “Code”), nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance awards.  Employees, officers, directors, consultants and advisors of the Company and of its future parent or subsidiary corporations and any other business venture in which the Company has a controlling interest (as determined by the Board) are eligible to be granted awards under the 2013 Plan. However, incentive stock options may only be granted to employees of the Company, employees of the Company’s present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. The Board has authorized the compensation committee to administer certain aspects of the 2013 Plan, including the granting of awards to directors and executive officers. In addition, as permitted by the terms of the 2013 Plan, the Board has delegated to the Company’s Chief Executive Officer the authority to grant equity awards to non-executive employees in accordance with guidelines established by the compensation committee of the Board.

Adoption of 2017 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders approved the Company’s 2017 Employee Stock Purchase Plan (the “2017 ESPP”), which is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Code.  The 2017 ESPP had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The following brief description of the 2017 ESPP is qualified in its entirety by reference to the complete text of the 2017 ESPP, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The 2017 ESPP will be administered by the Board or by a committee appointed by the Board. The 2017 ESPP initially will provide participating employees with the opportunity to purchase an aggregate of 500,000 shares of the Company’s common stock, subject to adjustment in connection with certain changes in capitalization and reorganization events.  All of the Company’s employees and employees of any of the Company’s designated subsidiaries, as defined in the 2017 ESPP, are eligible to participate in the 2017

ESPP, provided that: (i) such person is customarily employed by the Company or its designated subsidiary for more than 20 hours a week and for more than five months in a calendar year; (ii) such person has been employed by the Company or by its designated subsidiary for at least three months prior to enrolling in the 2017 ESPP; and (iii) such person was an employee of the Company or an employee of its designated subsidiary on the first day of the applicable offering period under the 2017 ESPP.  The Company expects to make one or more offerings to its eligible employees to purchase stock under the 2017 ESPP beginning at such time as the Board may determine. Each offering will consist of a specified offering period during which payroll deductions will be made and held for the purchase of the Company’s common stock at the end of the offering period. The Board may, at its discretion, choose an offering period of 12 months or less for offerings. An eligible employee may authorize up to a maximum of 10% of his or her compensation to be deducted by the Company during the offering period. The purchase price shall be determined by the Board for each offering period and will be at least 85% of the applicable closing price of the Company’s common stock. If the Board does not make a determination of the purchase price, the purchase price will be 85% of the lesser of the closing price of the common stock on the first business day of the offering period or on the last business day of the offering period. The 2017 ESPP may be terminated at any time by the Board. Upon termination, the Company will refund all amounts in the accounts of participating employees.

The 2017 ESPP, which is intended to replace the Company’s 1995 Employee Stock Purchase Plan (the “1995 ESPP”), became effective as of June 7, 2017, however, the Company will not begin offerings under the 2017 ESPP until the completion of the currently-ongoing offering period under the 1995 ESPP on or about August 31, 2017, at which point the 1995 ESPP will terminate.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1. The following nominees were elected to the Board as Class I directors for terms expiring at the 2020 annual meeting of stockholders.

	For	Withheld	Broker Non- Votes
Vincent Milano	67,453,352	871,695	51,586,566
Dr. Kelvin Neu	67,461,313	863,734	51,586,566
William Reardon	67,596,742	728,305	51,586,566

The terms of the following directors continued after the Annual Meeting:

James A. Geraghty
Julian C. Baker
Dr. Maxine Gowen
Youssef El Zein
Dr. Mark Goldberg

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	66,663,418
Against:	1,486,089
Abstain:	175,540
Broker Non-Votes:	51,586,566

3. The stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

One Year:	64,830,544
Two Years:	317,035
Three Years:	2,942,293
Abstain:	235,175
Broker Non-Votes:	51,586,566

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4. The Stock Plan Amendment was approved.

For:	64,297,347
Against:	3,847,687
Abstain:	180,013
Broker Non-Votes:	51,586,566

5. The 2017 ESPP was approved.

For:	67,472,325
Against:	717,963
Abstain:	134,759
Broker Non-Votes:	51,586,566

6. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 was ratified.

For:	117,467,982
Against:	1,656,868
Abstain:	786,763
Broker Non-Votes:	0

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

See attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.

Date: June 9, 2017	By:	/s/ Mark J. Casey
Mark J. Casey Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Idera Pharmaceuticals, Inc. 2013 Stock Incentive Plan, as amended

10.2	Idera Pharmaceuticals, Inc. 2017 Employee Stock Purchase Plan